Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of INFE, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

A. the Quarterly Report of the Company on Form 10QSB for the period ended May 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

B. the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: July 21, 2003




/s/ Tom Richfield
-----------------------
Tom Richfield
Chief Financial Officer